AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of June 9, 2014 (this “Amendment”), to the Pledge and Security Agreement, dated as of November 13, 2013 (the “Agreement”), by and among Fintech Investments Ltd., a limited liability company duly organized and existing under the laws of the British Virgin Islands (the “Guarantor”), and Telecom Italia S.p.A., a company duly organized and existing under the laws of Italy with its registered office at Piazza degli Affari, 2, Milan, Italy (“TI”), Telecom Italia International N.V., a company duly organized and existing under the laws of The Netherlands with its registered office at Strawinskylaan 1627, 1077XX Amsterdam (“TII” and together with TI, the “Sellers”).

WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement has the meaning assigned to such term in the Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

Section 2. Definition of American Depositary Shares or ADSs.  The definition of “American Depositary Shares” or “ADSs” in Section 1.02 of the Agreement is amended to read as follows:

“American Depositary Shares” or “ADSs” means American Depositary Shares each representing 5 Class B Shares of the Company and represented by American Depositary Receipts issued pursuant to the Deposit Agreement.

Section 3.  Definition of Company.  The definition of “Company” in Section 1.02 of the Agreement is amended to read as follows:

“Company” means Telecom Argentina S.A., a sociedad anónima duly organized and existing under the laws of the Republic of Argentina.

Section 4. Definition of Deposit Agreement.  The definition of “Deposit Agreement” in Section 1.02 of the Agreement is amended to read as follows:

“Deposit Agreement” means the Deposit Agreement dated as of November 8, 1994 among the Company, the Depositary and the owners of American Depositary Receipts issued thereunder.

Section 5. Definition of Initial Shares.  The definition of “Initial Shares” in Section 1.02 of the Agreement is amended to read as follows:

“Initial Shares” means 5,200,000 ADSs.

Section 5. Representations of Guarantor.  The Guarantor represents and warrants to the Sellers that the representations and warranties of the Guarantor set forth in Section 2 of the Agreement are true as of the date hereof; provided that the reference to the Company’s Annual Report on Form 20-F filed with the SEC on April 15, 2013 shall refer to the Company’s Annual Report on Form 20-F filed with the SEC on April 14, 2014.

Section 6. Deposit of Initial Shares; Pledge.  In the event that the Initial Shares have not been deposited in the Account as of the date hereof, the Guarantor undertakes and agrees to cause all of the Initial Shares to be transferred and deposited into the Account within one (1) Business Day of the date hereof.  In accordance with the terms of the Agreement, the Guarantor hereby pledges to the Sellers, and grants to the Sellers for the benefit of the Secured Parties, a first priority security interest in all of the Guarantor’s right, title and interest in the Initial Shares.

Section 7. Release of Pledge.  The pledge on, and security interest in, the American Depositary Shares representing Series B Preferred Shares of Nortel Inversora S.A. on deposit in the Account is hereby released and the Sellers shall instruct the Intermediary to release such shares within one (1) Business Day of the date on which the Initial Shares are deposited in the Account as contemplated by paragraph (6) above.

Section 8. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Section 9. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 10. Effectiveness.  This Amendment shall become effective as of the date hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FINTECH INVESTMENTS LTD., as Guarantor
By:	Diretora Corporate Services S.A., acting as director of FINTECH INVESTMENTS LTD.

By:	/s/ André Spörri
Name: André Spörri
Title: Director / Secretary

By:	/s/ Nathalie Sutter
Name: Nathalie Sutter
Title: Executive Vice President

TELECOM ITALIA S.P.A., as Seller
By:	/s/ Piergiorgio Peluso
Name: Piergiorgio Peluso
Title: CFO – Attorney in Fact

TELECOM ITALIA INTERNATIONAL N.V., as Seller
By:	/s/ Guglielmo Noya
Name: Guglielmo Noya
Title: Attorney in Fact